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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 19, 1999


                               VERSANT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)

       0-28540                                              94-3079392
(Commission File Number)                       (IRS Employer Identification No.)

                6539 Dumbarton Circle, Fremont, CALIFORNIA 94555
               (Address of Principal Executive Offices) (Zip Code)

                                 (510) 789-1500
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

As of July 19, 1999, Versant Corporation, a California corporation (the "Company") will be delisted from the Nasdaq National Market and conditionally listed on The Nasdaq SmallCap Market via an exception from the net tangible assets requirement.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS                          DESCRIPTION
--------                          -----------
   99        Press Release issued by the Company on July 19, 1999


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                VERSANT CORPORATION

Date: July 21 , 1999            /s/ GARY RHEA
---------------------------     ------------------------------------
                                Gary Rhea
                                Vice President Finance and Administration.
                                Chief Financial Officer, Treasurer and Secretary
                                (Duly Authorized Officer and Principal
                                Financial Officer)


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                               INDEX TO EXHIBITS


EXHIBITS                          DESCRIPTION
--------                          -----------
   99        Press Release issued by the Company on July 19, 1999





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